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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                  July 11, 2003


                           RANGE RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                                 0-9592                              34-1312571
-------------------------------      -------------------------------------    -------------------------------
(State or other jurisdiction of                  (Commission                          (IRS Employer
        incorporation)                           File Number)                      Identification No.)

                      777 MAIN STREET
                      FT. WORTH, TEXAS                                  76102
             -----------------------------------           --------------------------------
              (Address of principal executive                        (Zip Code)
                          offices)


       Registrant's telephone number, including area code: (817) 870-2601



  (Former name or former address, if changed since last report): Not applicable


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ITEM 9.  REGULATION FD DISCLOSURE

         On July 11, 2003, Range Resources Corporation issued a press release announcing its second quarter of 2003 production volumes, debt status, hedging and other operational information. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

           (c)  Exhibits:

                  99.1       Press Release dated July 11, 2003



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       RANGE RESOURCES CORPORATION




                                       By:  /s/ Rodney L. Waller
                                            ------------------------------------
                                            Rodney L. Waller
                                            Senior Vice President



Date:  July 11, 2003

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                                  EXHIBIT INDEX


EXHIBIT NUMBER                       DESCRIPTION
--------------                       -----------
       99.1                          Press Release dated July 11, 2003


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